Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangible Assets
Goodwill And Other Intangible Assets

NOTE 6. GOODWILL AND OTHER INTANGIBLE ASSETS

Changes in the carrying amounts of goodwill, by segment (which is the same as the reporting unit for Wireless, Wireline and Advertising Solutions), for the years ended December 31, 2011 and 2010, were as follows:

	Wireless	Wireline	Advertising Solutions	Other	Total

Balance as of January 1, 2010	$35,037	$31,608	$5,731	$406	$72,782
Goodwill acquired	937	-	-	43	980
Other	(219)	62	-	(4)	(161)
Balance as of December 31, 2010	35,755	31,670	5,731	445	73,601
Goodwill acquired	5	-	-	-	5
Impairments	-	-	(2,745)	-	(2,745)
Other	(5)	1,968	(1,927)	(55)	(19)
Balance as of December 31, 2011	$35,755	$33,638	$1,059	$390	$70,842

Goodwill acquisitions in 2010 related primarily to the acquisition of certain wireless properties from Verizon Wireless (see Note 2). In 2011, we recorded a $2,745 impairment in the Advertising Solutions segment, triggered by declining revenues in our directory business and the directory industry as a whole. Changes to goodwill during 2011 also included a $1,927 reclassification of goodwill from the Advertising Solutions segment to the Wireline segment to align certain advertising operations with our U-verse business, which operates the media platform for those advertising operations. Changes to goodwill during 2010 included adjustments totaling $(219) related to wireless business combinations and $62 due primarily to adjustments relating to a wireline business combination (see Note 2).

Our other intangible assets are summarized as follows:

	December 31, 2011		December 31, 2010
Other Intangible Assets	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets:
Customer lists and relationships:
AT&T Mobility LLC	$6,845	$5,906	$6,987	$5,240
BellSouth	9,205	7,686	9,215	6,807
AT&T Corp.	2,483	2,205	3,134	2,647
Other	350	329	350	284
Subtotal	18,883	16,126	19,686	14,978
Other	485	258	525	239
Total	$19,368	$16,384	$20,211	$15,217

Indefinite-lived intangible assets not subject to amortization:
Licenses	$51,374	$50,372
Trade names	4,985	5,154
Total	$56,359	$55,526

Amortized intangible assets are definite-life assets, and as such, we record amortization expense based on a method that most appropriately reflects our expected cash flows from these assets. Amortization expense for definite-life intangible assets was $2,009 for the year ended December 31, 2011, $2,977 for the year ended December 31, 2010, and $3,666 for the year ended December 31, 2009. Amortization expense is estimated to be $1,335 in 2012, $744 in 2013, $347 in 2014, $217 in 2015, and $123 in 2016. In 2011, we wrote off approximately $1,130 in fully amortized intangible assets (primarily customer lists). We review other amortizing intangible assets for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable over the remaining life of the asset or asset group.

We review indefinite-lived intangible assets for impairment annually (see Note 1). Licenses include wireless FCC licenses of $51,358 at December 31, 2011 and $50,356 at December 31, 2010, that provide us with the exclusive right to utilize certain radio frequency spectrum to provide wireless communications services. In 2011, we completed our acquisition of spectrum from Qualcomm of $1,925, and recorded the intended transfer upon regulatory approval of $962 of spectrum licenses to Deutsche Telekom in conjunction with the termination of the T-Mobile merger agreement (see Note 2).

We recorded a $165 impairment in 2011 and an $85 impairment in 2010 for a trade name.